AMENDMENT

     to the Risk Premium Reinsurance Agreement (the "Agreement") between the
                    CENTURY LIFE OF AMERICA of Waverly, Iowa,
                   hereinafter referred to as the "REINSURED,"

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,
                    hereinafter referred to as the "LINCOLN," effective September 1, 1983.

         1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of August, 1988, shall be those specified in the Appendix I, attached hereto.

         2. The reinsurance percentages for the REINSURED'S cost of insurance rates shall as described in Schedule D, Part VII, attached hereto, and shall apply to reinsurance of the REINSURED'S Flexible Premium Adjustable Life (UL88 & UL88EB) and Flexible Premium Variable Adjustable Life (VUL88 & VUL88EB) plans ceded under the Agreement on and after the first day of August, 1988; such premium rates shall apply only to reinsurance which when added to all other reinsurance ceded by the REINSURED to the LINCOLN under all agreements does not exceed $5,000,000, and reinsurance ceded on the basis of such premium rates shall

         (a)  be subject to a minimum cession of $5,000,
         (b)  not be eligible for experience refunds,
         (c)  not be eligible for production or persistency bonuses,
         (d)  be eligible for premium tax reimbursement, and
         (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten years and the time period specified for reinsurance of the original policy.

Revision No. 13

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CENTURY LIFE OF AMERICA
Signed at  Waverly, Iowa
         ----------------------------
By /s/ Daniel E. Meylink Sr.                       By /s/ Michael A. Murphy
   ----------------------------------                 --------------------------
      Senior Vice President-                               MICHAEL A. MURPHY
                                                          VICE PRESIDENT AND
Title  Finance & Information Services              Title  ASSISTANT SECRETARY
       ------------------------------                    -----------------------
Date 10-19-88                                      Date  10/21/88
     --------------------------------                    -----------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By /s/ Bruce Banton                                By /s/ Linda V. Morris
   ----------------------------------              -----------------------------
           Vice President                               Assistant Secretary
Date           11/31/88                            Date     October 28, 1998
     --------------------------------                    -----------------------

Revision No. 13

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. One hundred percent of the REINSURED'S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

                                 Reinsurance                  Dates                        Letters
             Plan               Renewal Basis          from          throuqh         from         throuqh
             ----               -------------          ----          -------         ----         -------
Universal Life Plan             20 Years              9-01-83           --             A             K
Univers-All Life II             20 Years              5-01-84           --             A             K
Univers-All-III
(Form 2222)                     10 Years              1-01-86           --             A             K
Variable Universal Life
(Form 2221 0985)                10 Years              2-01-86           --             A             K
Other Insured Rider             10 Years              2-01-86           --             A             K*
Automatic Increase Rider        10 Years              2-01-86           --             A             K
UniVers-All Life III
Employee Benefits (Unisex)
(Form 2212)                     10 Years              11-01-86          --             A             K
Flexible Premium Adjustable
Life (UL88 & UL88EB)            10 Years              8-01-88           --             A             K
Flexible Premium Variable
Adjustable Life (VUL88 &
VUL88EB)                        10 Years              8-01-88           --             A             K

B. Continuations of the REINSURED'S issues to any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

Revision No. 13

                              SCHEDULE D, PART VII
                           (Effective August 1, 1988)

                            Reinsurance Premium Rates

                Flexible Premium Adjustable Life (UL88 & UL88EB)
           Flexible Premium Variable Adjustable Life (VUL88 & VUL88EB)

The reinsurance premium for the first $5,000,000 of reinsurance on any one life shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages:

                                                                         Policy Year
           Plan                                                        1      2-10    11+
           ----                                                        -      ----    ---
Flexible Premium Adjustable Life (UL88) and
Flexible Premium Variable Adjustable Life (VUL88)                      0%     57%     67%

Flexible Premium Adjustable Life (UL88EB) and
Flexible Premium Variable Adjustable Life (VUL88EB)                    0%     61%     71%

                                Substandard Risks

The substandard table-extra reinsurance premium shall be the number of tables assessed the risk times 25% of the attached appropriate standard rates times the above percentages.

For reinsurance in excess of $5,000,000 on any one life the rates labeled "F5H3, NONSMOKERS," "H3, SMOKER," and "H4, SUBSTANDARD," under the Risk Premium Reinsurance Agreement between the REINSURED and the LINCOLN, effective January 1, 1982, shall apply.

Revision No. 13

   Waiver of Premium Disability, Payor Benefits, and Accidental Death Benefits
   ---------------------------------------------------------------------------

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of 75% first year and 10% in renewal years.

                            Automatic Increase Rider
                            ------------------------

The reinsurance premium in each policy year shall be the following percentages of the cost of insurance rates charged the insured based on the original issue age and attained duration of the policy.

                                                                         Policy Year
           Plan                                                        1      2-10    11+
           ----                                                        -      ----    ---
Flexible Premium Adjustable Life (UL88) and
Flexible Premium Variable Adjustable Life (VUL88)                      0%     64%     74%

Flexible Premium Adjustable Life (UL88EB) and
Flexible Premium Variable Adjustable Life (VUL88EB)                    0%     68%     78%

Revision No. 13

                   Flexible Premium Adjustable Life Insurance
                     CURRENT TERM CHARGES FOR DURATIONS 1-10
                                 UL88EB/VUL88EB

ATT
AGE            ALL
===           ====
 0            1.01
 1             .99
 2             .95
 3             .93
 4             .90
 5             .85
 6             .81
 7             .77
 8             .74
 9             .73

10             .74
11             .79
12             .88
13            1.01
14            1.14
15            1.26
16            1.36
17            1.44
18            1.50
19            1.53

ATT
AGE         SMOKER           NS
===         ======         ======
20            1.55           1.55
21            1.62           1.53
22            1.68           1.51
23            1.73           1.48
24            1.78           1.46
25            1.81           1.42
26            1.86           1.40
27            1.92           1.39
28            1.93           1.38
29            1.97           1.39

30            2.02           1.40
31            2.09           1.43
32            2.17           1.47
33            2.29           1.53
34            2.42           1.59
35            2.58           1.67
36            2.77           1.76
37            3.01           1.88
38            3.28           2.01
39            3.58           2.14

40            3.94           2.31
41            4.31           2.49
42            4.73           2.68
43            5.17           2.88
44            5.65           3.10
45            6.16           3.34
46            6.69           3.60
47            7.26           3.89
48            7.87           4.20
49            8.54           4.54

50            9.29           4.92
51            9.77           5.22
52           10.31           5.57
53           10.87           5.94
54           11.43           6.29
55           11.98           6.64
56           12.74           7.25
57           13.47           7.87
58           14.21           8.58
59           14.98           9.32

60           15.79          10.15
61           16.90          10.97
62           18.17          11.89
63           19.54          12.87
64           20.96          13.93
65           22.38          14.94
66           23.63          16.13
67           24.80          17.28
68           25.92          18.42
69           27.13          19.61

70           28.45          20.89
71           30.90          22.50
72           33.62          24.27
73           36.60          26.15
74           39.81          28.07
75           43.23          29.90
76           47.00          33.06
77           50.79          36.38
78           54.65          39.88
79           58.71          43.68

80           63.11          47.87
81*          67.99          52.60
82*          73.40          57.95
83*          79.32          63.90
84*          85.52          70.33
85*          91.84          77.13
86*          98.11          84.20
87*         104.55          91.45
88*         111.28          98.86
89*         118.03         106.54

* FOR RENEWAL ONLY

                   Flexible Premium Adjustable Life Insurance
                    CURRENT   TERM CHARGES FOR DURATIONS 11+
                                 UL88EB/VUL88EB

ATT
AGE           ALL
===           ====
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10             .54
11             .58
12             .62
13             .74
14             .86
15            1.01
16            1.16
17            1.29
18            1.39
19            1.45

ATT
AGE         SMOKER           NS
===         ======         ======
20            1.48           1.48
21            1.54           1.42
22            1.60           1.34
23            1.67           1.26
24            1.73           1.19
25            1.75           1.13
26            1.74           1.09
27            1.74           1.08
28            1.75           1.07
29            1.77           1.06

30            1.78           1.04
31            1.83           1.05
32            1.86           1.05
33            1.91           1.06
34            1.99           1.08
35            2.08           1.10
36            2.19           1.14
37            2.33           1.18
38            2.48           1.24
39            2.67           1.31

40            2.87           1.39
41            3.15           1.50
42            3.49           1.63
43            3.83           1.78
44            4.22           1.93
45            4.67           2.10
46            5.11           2.29
47            5.62           2.52
48            6.16           2.75
49            6.74           3.00

50            7.39           3.29
51            8.07           3.62
52            8.81           3.99
53            9.61           4.40
54           10.48           4.85
55           11.40           5.37
56           12.36           5.96
57           13.37           6.64
58           14.44           7.37
59           15.60           8.21

60           16.87           9.15
61           18.26          10.13
62           19.77          11.21
63           21.44          12.42
64           23.24          13.75
65           25.18          15.25
66           27.02          16.70
67           29.23          18.46
68           31.37          20.25
69           33.64          22.20

70           36.47          24.58
71           39.01          26.**
72           41.72          29.31
73           45.89          32.86
74           49.92          36.48
75           53.49          39.85
76           57.15          43.28
77           61.35          47.19
78           64.06          49.99
79           68.32          54.12

80           72.89          58.68
81           78.05          63.84
82           83.16          69.16
83           87.63          74.06
84           92.67          79.68
85           98.97          86.58
86          105.59          94.06
87          111.34         100.95
88          119.31         110.20
89          126.43         118.73

90          135.89         129.64
91          147.72         142.66
92          158.36         154.51
93          171.04         168.54
94          184.55         183.25

               Form 5300    Current TERM CHARGES FOR DURATIONS 11+
                                      UL88

ATT
AGE          MALE          FEMALE
===         ======         ======
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10            .55           .48
11            .60           .50
12            .65           .51
13            .78           .57
14            .92           .61
15           1.09           .67
16           1.27           .72
17           1.42           .75
18           1.55           .76
19           1.62           .78

ATT         ---MALE---            ---FEMALE---
AGE      SMOKER       NS         SMOKER       NS
===      ======     ======       ======     ======
20         1.65       1.65          .78        .78
21         1.72       1.59          .80        .76
22         1.79       1.49          .82        .76
23         1.88       1.39          .85        .75
24         1.94       1.30          .88        .74
25         1.96       1.23          .91        .73
26         1.94       1.18          .94        .73
27         1.93       1.16          .98        .75
28         1.93       1.15         1.02        .75
29         1.95       1.13         1.06        .78

30         1.96       1.11         1.08        .78
31         2.00       1.11         1.14        .79
32         2.03       1.11         1.18        .82
33         2.08       1.11         1.25        .85
34         2.16       1.13         1.32        .88
35         2.25       1.15         1.40        .92
36         2.36       1.18         1.50        .96
37         2.51       1.23         1.60       1.00
38         2.67       1.29         1.70       1.05
39         2.87       1.36         1.85       1.13

40         3.08       1.43         2.02       1.22
41         3.38       1.54         2.24       1.33
42         3.73       1.68         2.51       1.45
43         4.09       1.82         2.79       1.60
44         4.50       1.97         3.11       1.77
45         4.98       2.14         3.41       1.92
46         5.46       2.34         3.71       2.08
47         6.02       2.58         4.02       2.26
48         6.62       2.84         4.32       2.41
49         7.27       3.10         4.64       2.60

50         7.99       3.41         4.98       2.79
51         8.76       3.78         5.30       3.00
52         9.61       4.19         5.60       3.19
53        10.53       4.65         5.94       3.40
54        11.52       5.15         6.30       3.65
55        12.56       5.73         6.74       3.94
56        13.65       6.39         7.20       4.25
57        14.77       7.14         7.76       4.62
58        15.97       7.96         8.31       5.02
59        17.27       8.90         8.93       5.44

60        18.68       9.95         9.61       5.93
61        20.24      11.05        10.32       6.44
62        21.95      12.26        11.06       7.01
63        23.83      13.62        11.88       7.61
64        25.87      15.12        12.72       8.28
65        28.06      16.81        13.65       9.02
66        30.14      18.44        14.55       9.76
67        32.69      20.45        15.40      10.51
68        35.12      22.47        16.35      11.35
69        37.69      24.67        17.44      12.32

70        40.88      27.35        18.82      13.52
71        43.68      29.84        20.33      14.82
72        46.67      32.58        21.93      16.21
73        51.42      36.62        23.75      17.81
74        55.91      40.66        25.96      19.74
75        59.71      44.29        28.63      22.08
76        63.53      47.91        31.64      24.77
77        67.95      52.04        34.94      27.79
78        70.43      54.69        38.59      31.18
79        74.72      58.88        42.71      35.07

80        79.26      63.46        47.41      39.54
81        84.44      68.68        52.51      44.50
82        89.47      73.99        57.91      49.85
83        93.59      78.63        63.79      55.79
84        98.37      84.09        69.85      62.04
85       104.25      90.68        77.86      70.18
86       110.93      98.32        84.25      77.02
87       116.17     104.86        92.01      85.30
88       124.22     114.35        99.66      93.60
89       131.04     122.75       107.97     102.67

90       140.54     133.86       117.27     112.78
91       153.02     147.68       126.51     122.59
92       163.30     159.30       138.59     135.34
93       176.49     173.95       149.24     146.89
94       189.75     188.45       163.74     162.44

               Form 5300   Current TERM CHARGES FOR DURATIONS 1-10

ATT
AGE          MALE          FEMALE
===         ======         ======
 0           1.05           .86
 1           1.03           .84
 2            .99           .80
 3            .97           .78
 4            .93           .77
 5            .88           .75
 6            .83           .73
 7            .78           .71
 8            .75           .70
 9            .74           .69

10            .75           .68
11            .81           .70
12            .92           .73
13           1.07           .77
14           1.22           .82
15           1.36           .86
16           1.48           .90
17           1.57           .93
18           1.63           .96
19           1.67           .99

ATT         ---MALE---            ---FEMALE---
AGE      SMOKER       NS         SMOKER       NS
===      ======     ======       ======     ======
20         1.68       1.68        1.01       1.01
21         1.76       1.66        1.06       1.03
22         1.82       1.63        1.10       1.04
23         1.87       1.59        1.16       1.06
24         1.92       1.55        1.21       1.08
25         1.94       1.50        1.27       1.10
26         1.99       1.47        1.34       1.12
27         2.05       1.45        1.40       1.14
28         2.05       1.44        1.45       1.16
29         2.08       1.44        1.51       1.20

30         2.13       1.45        1.58       1.21
31         2.20       1.48        1.64       1.25
32         2.29       1.52        1.71       1.28
33         2.41       1.58        1.80       1.32
34         2.55       1.65        1.90       1.37
35         2.72       1.73        2.01       1.43
36         2.92       1.82        2.18       1.53
37         3.17       1.94        2.38       1.64
38         3.45       2.07        2.58       1.75
39         3.77       2.21        2.83       1.88

40         4.14       2.38        3.13       2.04
41         4.54       2.56        3.41       2.21
42         4.98       2.75        3.72       2.38
43         5.46       2.96        4.00       2.55
44         5.99       3.19        4.31       2.72
45         6.55       3.45        4.59       2.90
46         7.13       3.73        4.92       3.10
47         7.76       4.03        5.27       3.32
48         8.44       4.36        5.59       3.54
49         9.18       4.72        5.99       3.80

50        10.00       5.13        6.43       4.08
51        10.57       5.49        6.55       4.16
52        11.20       5.89        6.74       4.28
53        11.87       6.31        6.87       4.47
54        12.53       6.72        7.02       4.57
55        13.20       7.13        7.11       4.66
56        14.00       7.79        7.69       5.07
57        14.77       8.46        8.26       5.53
58        15.55       9.21        8.84       6.04
59        16.37      10.00        9.41       6.58

60        17.24      10.89        9.99       7.19
61        18.42      11.74       10.83       7.89
62        19.76      12.70       11.80       8.67
63        21.22      13.72       12.81       9.49
64        22.76      14.84       13.76      10.27
65        24.34      15.94       14.55      10.95
66        25.77      17.30       15.08      11.47
67        27.14      18.63       15.42      11.87
68        28.47      19.96       15.71      12.24
69        29.88      21.35       16.12      12.67

70        31.37      22.80       16.79      13.27
71        34.11      24.64       18.05      13.93
72        37.20      26.64       19.31      14.77
73        40.61      28.75       20.56      15.76
74        44.31      30.87       21.82      16.86
75        48.27      32.87       23.08      18.00
76        52.34      36.27       25.62      20.21
77        56.42      39.83       28.26      22.59
78        60.55      43.56       31.07      25.15
79        64.87      47.60       34.09      27.98

80        69.51      52.03       37.51      31.24
81        74.64*     57.01*      41.38*     34.96*
82        80.30*     62.63*      45.79*     39.23*
83        86.43*     68.85*      50.86*     44.10*
84        92.81*     75.56*      56.38*     49.41*
85        99.24*     82.62*      62.24*     55.19*
86       105.54*     89.91*      68.38*     61.36*
87       112.00*     97.34*      74.75*     67.91*
88       118.75*    104.37*      81.40*     74.84*
89       125.46*    112.62*      88.32*     82.20*

    * FOR RENEWAL ONLY

                      VUL88 TERM CHARGES FOR DURATIONS 11+

ATT
AGE          MALE          FEMALE
===         ======         ======
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10            .55           .48
11            .60           .50
12            .65           .51
13            .78           .57
14            .92           .61
15           1.09           .67
16           1.27           .72
17           1.42           .75
18           1.55           .76
19           1.62           .78

ATT         ---MALE---            ---FEMALE---
AGE      SMOKER       NS         SMOKER       NS
===      ======     ======       ======     ======
20         1.65       1.65          .78        .78
21         1.72       1.59          .80        .76
22         1.79       1.49          .82        .76
23         1.88       1.39          .85        .75
24         1.94       1.30          .88        .74
25         1.96       1.23          .91        .73
26         1.94       1.18          .94        .73
27         1.93       1.16          .98        .75
28         1.93       1.15         1.02        .75
29         1.95       1.13         1.06        .78

30         1.96       1.11         1.08        .78
31         2.00       1.11         1.14        .79
32         2.03       1.11         1.18        .82
33         2.08       1.11         1.25        .85
34         2.16       1.13         1.32        .88
35         2.25       1.15         1.40        .92
36         2.36       1.18         1.50        .96
37         2.51       1.23         1.60       1.00
38         2.67       1.29         1.70       1.05
39         2.87       1.36         1.85       1.13

40         3.08       1.43         2.02       1.22
41         3.38       1.54         2.24       1.33
42         3.73       1.68         2.51       1.45
43         4.09       1.82         2.79       1.60
44         4.50       1.97         3.11       1.77
45         4.98       2.14         3.41       1.92
46         5.46       2.34         3.71       2.08
47         6.02       2.58         4.02       2.26
48         6.62       2.84         4.32       2.41
49         7.27       3.10         4.64       2.60

50         7.99       3.41         4.98       2.79
51         8.76       3.78         5.30       3.00
52         9.61       4.19         5.60       3.19
53        10.53       4.65         5.94       3.40
54        11.52       5.15         6.30       3.65
55        12.56       5.73         6.74       3.94
56        13.65       6.39         7.20       4.25
57        14.77       7.14         7.76       4.62
58        15.97       7.96         8.31       5.02
59        17.27       8.90         8.93       5.44

60        18.68       9.95         9.61       5.93
61        20.24      11.05        10.32       6.44
62        21.95      12.26        11.06       7.01
63        23.83      13.62        11.88       7.61
64        25.87      15.12        12.72       8.28
65        28.06      16.81        13.65       9.02
66        30.14      18.44        14.55       9.76
67        32.69      20.45        15.40      10.51
68        35.12      22.47        16.35      11.35
69        37.69      24.67        17.44      12.32

70        40.88      27.35        18.82      13.52
71        43.68      29.84        20.33      14.82
72        46.67      32.58        21.93      16.21
73        51.42      36.62        23.75      17.81
74        55.91      40.66        25.96      19.74
75        59.71      44.29        28.63      22.08
76        63.53      47.91        31.64      24.77
77        67.95      52.04        34.94      27.79
78        70.43      54.69        38.59      31.18
79        74.72      58.88        42.71      35.07

80        79.26      63.46        47.41      39.54
81        84.44      68.68        52.51      44.50
82        89.47      73.99        57.91      49.85
83        93.59      78.63        63.79      55.79
84        98.37      84.09        69.85      62.04
85       104.25      90.68        77.86      70.18
86       110.93      98.32        84.25      77.02
87       116.17     104.86        92.01      85.30
88       124.22     114.35        99.66      93.60
89       131.04     122.75       107.97     102.67

90       140.54     133.86       117.27     112.78
91       153.02     147.68       126.51     122.59
92       163.30     159.30       138.59     135.34
93       176.49     173.95       149.24     146.89
94       189.75     188.45       163.74     162.44

                                    EXHIBIT 2
                      VUL88 TERM CHARGES FOR DURATIONS 1-10

ATT
AGE          MALE          FEMALE
===         ======         ======
 0           1.05           .86
 1           1.03           .84
 2            .99           .80
 3            .97           .78
 4            .93           .77
 5            .88           .75
 6            .83           .73
 7            .78           .71
 8            .75           .70
 9            .74           .69

10            .75           .68
11            .81           .70
12            .92           .73
13           1.07           .77
14           1.22           .82
15           1.36           .86
16           1.48           .90
17           1.57           .93
18           1.63           .96
19           1.67           .99

ATT         ---MALE---            ---FEMALE---
AGE      SMOKER       NS         SMOKER       NS
===      ======     ======       ======     ======
20        1.68       1.68         1.01       1.01
21        1.76       1.66         1.06       1.03
22        1.82       1.63         1.10       1.04
23        1.87       1.59         1.16       1.06
24        1.92       1.55         1.21       1.08
25        1.94       1.50         1.27       1.10
26        1.99       1.47         1.34       1.12
27        2.05       1.45         1.40       1.14
28        2.05       1.44         1.45       1.16
29        2.08       1.44         1.51       1.20

30        2.13       1.45         1.58       1.21
31        2.20       1.48         1.64       1.25
32        2.29       1.52         1.71       1.28
33        2.41       1.58         1.80       1.32
34        2.55       1.65         1.90       1.37
35        2.72       1.73         2.01       1.43
36        2.92       1.82         2.18       1.53
37        3.17       1.94         2.38       1.64
38        3.45       2.07         2.58       1.75
39        3.77       2.21         2.83       1.88

40        4.14       2.38         3.13       2.04
41        4.54       2.56         3.41       2.21
42        4.98       2.75         3.72       2.38
43        5.46       2.96         4.00       2.55
44        5.99       3.19         4.31       2.72
45        6.55       3.45         4.59       2.90
46        7.13       3.73         4.92       3.10
47        7.76       4.03         5.27       3.32
48        8.44       4.36         5.59       3.50
49        9.18       4.72         5.99       3.80

50       10.00       5.13         6.43       4.08
51       10.57       5.49         6.55       4.16
52       11.20       5.89         6.74       4.28
53       11.87       6.31         6.87       4.47
54       12.53       6.72         7.02       4.57
55       13.20       7.13         7.11       4.66
56       14.00       7.79         7.69       5.07
57       14.77       8.46         8.26       5.53
58       15.55       9.21         8.84       6.04
59       16.37      10.00         9.41       6.58

60       17.24      10.89         9.99       7.19
61       18.42      11.74        10.83       7.89
62       19.76      12.70        11.80       8.67
63       21.22      13.72        12.81       9.49
64       22.76      14.84        13.76      10.27
65       24.34      15.94        14.55      10.95
66       25.77      17.30        15.08      11.47
67       27.14      18.63        15.42      11.87
68       28.47      19.96        15.71      12.24
69       29.88      21.35        16.12      12.67

70       31.37      22.80        16.79      13.27
71       34.11      24.64        18.05      13.93
72       37.20      26.64        19.31      14.77
73       40.61      28.75        20.56      15.76
74       44.31      30.87        21.82      16.86
75       48.27      32.87        23.08      18.00
76       52.34*     36.27*       25.62*     20.21*
77       56.42*     39.83*       28.26*     22.59*
78       60.55*     43.56*       31.07*     25.15*
79       64.87*     47.60*       34.09*     27.98*

80       69.51*     52.03*       37.51*     31.24*
81       74.64*     57.01*       41.38*     34.96*
82       80.30*     62.63*       45.79*     39.23*
83       86.43*     68.85*       50.86*     44.10*
84       92.81*     75.56*       56.38*     49.41*

    * FOR RENEWAL ONLY